                                                                 [logo: Pioneer]
Pioneer
World Equity
Fund

---------------------
ANNUAL REPORT 3/31/99
---------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    6

Schedule of Investments                            9

Financial Statements                              19

Notes to Financial Statements                     25

Report of Independent Public Accountants          31

Trustees, Officers and Service Providers          32

The Pioneer Family of Mutual Funds                33

Programs and Services for Pioneer Shareowners     34

Retirement Plans from Pioneer                     36

Pioneer World Equity Fund

--------------------------------
LETTER FROM THE CHAIRMAN 3/31/99
--------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

Thank you for your interest in Pioneer World Equity Fund. It is with pleasure that I introduce the Fund's annual report for the fiscal year ended March 31, 1999.

In the year since our last annual report many things have changed; a few have not. Europe roared into 1998 with a strong first quarter while Asia sank deeper into its financial crisis. One year later, Europe's growth is slower and Asia shows positive signs of a real turnaround. The United States' bull market, although driven by fewer companies, marches on. It was a year that proved, once again, that the investing world does not stand still for long.

How then, does one determine the best place to invest money in an ever-changing marketplace, especially if you consider yourself a long-term investor? The answer is not so complex and is a rudimentary part of what we do at Pioneer. Our answer is to start from the "bottom-up," researching security-issuing companies and their business environment. As we identify fundamentally sound companies, we also look for those companies whose prices express value: a company waiting to be discovered (or rediscovered) by the rest of the world. While no guarantee of future success, this philosophy makes sense in an investing world sometimes overrun by emotion and investor psychology. It relies more on the concrete results of business and less on the whimsical nuances of Wall Street. Over the long term, we believe this investment philosophy will help our investors bridge the constant change in the marketplace as they seek to reach their investment goals.

I encourage you to read on to learn more about Pioneer World Equity Fund. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.
    John F. Cogan, Jr.,
    Chairman and President

Pioneer World Equity Fund
PORTFOLIO SUMMARY 3/31/99

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[pie chart]

International Common Stocks 57%
U.S. Common Stocks 36%
Short-Term Cash Equivalents 4%
Depositary Receipts for International Stocks 2%
International Preferred Stocks 1%

[end pie chart]

G e o g r a p h i c a l   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[bar chart]

United States 37.4%           Israel 1.3%
United Kingdom 10.5%          Singapore 1.1%
Japan 9.7%                    India 0.9%
Germany 6.2%                  Argentina 0.6%
France 5.8%                   Mexico 0.6%
Italy 5.0%                    Hong Kong 0.5%
Switzerland 4.2%              Malaysia 0.5%
Canada 3.4%                   Austria 0.4%
Netherlands 3.0%              Belgium 0.4%
Australia 2.2%                Denmark 0.3%
Finland 2.0%                  Thailand 0.3%
Spain 2.0%                    Chile 0.2%
Sweden 1.5%

[end bar chart]

1 0   L a r g e s t    H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

--------------------------------------------------------------------------------
 1. Shohkoh Fund & Co., Ltd.    1.57%         6. Amvescap Plc            1.14%
--------------------------------------------------------------------------------
 2. NTT Mobile                  1.33          7. Nokia Oyj               1.09
    Communication
    Network, Inc.
--------------------------------------------------------------------------------
 3. State Street Corp.          1.33          8. Bell Atlantic Corp.     1.05
--------------------------------------------------------------------------------
 4. McDonald's Corp.            1.30          9. Hoechst AG              1.02
--------------------------------------------------------------------------------
 5. Julius Baer Holding AG      1.14         10. Home Depot, Inc.        1.01
--------------------------------------------------------------------------------

Fund holdings will vary for other periods.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/99                            CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  3/31/99         3/31/98
                           $18.55          $20.03

Distributions per Share    Income          Short-Term          Long-Term
(3/31/98 -3/31/99)         Dividends       Capital Gains       Capital Gains
                               -           $0.013                  -


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of March 31, 1999)

               Net Asset   Public Offering
Period           Value         Price*
Life-of-Fund     9.78%          7.10%
(10/31/96)
1 Year          -7.32         -12.64

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.

[mountain chart]

                                     Pioneer
                                      World         MSCI
                                      Equity       World
                                      Fund*        Index
                                      -----        -----
                       10/96           9425        10000
                                      10174        10387
                        3/97          10488        10417
                                      11784        11984
                        9/97          11841        12327
                                      10765        12023
                        3/98          12728        13745
                                      12347        14024
                        9/98           9818        12343
                                      11561        14948
                        3/99          11797        15483

[end mountain chart]

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/99                            CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  3/31/99         3/31/98
                           $18.11          $19.75

Distributions per Share    Income          Short-Term          Long-Term
(3/31/98 -3/31/99)         Dividends       Capital Gains       Capital Gains
                               -           $0.013                  -

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of March 31, 1999)
                  If         If
Period           Held     Redeemed*
Life-of-Fund     8.62%       7.50%
(10/31/96)
1 Year          -8.23      -11.90

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[mountain chart]

                                     Pioneer
                                      World         MSCI
                                      Equity       World
                                      Fund*        Index
                                      -----        -----
                       10/96          10000        10000
                                      10747        10387
                        3/97          11060        10417
                                      12393        11984
                        3/98          12427        12327
                                      11273        12023
                                      13300        13745
                        9/98          12869        14024
                                      10202        12343
                                      11996        14948
                        3/99          11905        15483

[end mountain chart]

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/99                            CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  3/31/99         3/31/98
                           $18.13          $19.77

Distributions per Share    Income          Short-Term          Long-Term
(3/31/98 -3/31/99)         Dividends       Capital Gains       Capital Gains
                               -           $0.013                  -

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of March 31, 1999)
                   If         If
Period            Held     Redeemed*
Life-of-Fund     8.67%       8.67%
(10/31/96)
1 Year          -8.22       -8.22

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to shares sold within one year of purchase.

[mountain chart]

                                     Pioneer
                                      World         MSCI
                                      Equity       World
                                      Fund*        Index
                                      -----        -----
                       10/96          10000        10000
                                      10773        10387
                        3/97          11080        10417
                                      12413        11984
                        9/97          12447        12327
                                      11286        12023
                        3/98          13313        13745
                                      12876        14024
                        9/98          10202        12343
                                      11996        14948
                        3/99          12218        15483

[end mountain chart]

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/99
--------------------------------------------------------------------------------

Looking back at the world markets over the past year, investors might think they just walked away from a roller coaster - a little dazed, but still content they came along for the ride. The breath-taking rally in global financial markets of the past several months comes on the heels of the steep correction last fall. Many Asian markets rose over 60% in local currencies from early October through the end of March, and stock prices in the United States are again regularly testing new highs. Such dramatic moves illustrate the volatile nature of investing and the importance of a long-term vision.

The following discussion with your Fund's portfolio manager, Patrick M. Smith, provides an account of the factors and events that influenced your Fund's performance over the 12 months ended March 31, 1999.

Q:   How did the Fund perform during the year?

A: The Fund started off favorably with European and U.S. markets surging. In August, however, the near demise of Russia's currency set in motion a chain of events that shook investors' faith in markets around the globe - most notably in Latin America. All markets retreated dramatically until early October. Your Fund's Class A shares fell approximately 23% at net asset value during the first six months of the fiscal year. In the final months of 1998, global markets rallied after the U.S. Federal Reserve Bank and the European Central Bank reduced short-term interest rates. The International Monetary Fund's rescue package for Brazil helped assuage concerns about Latin America.

     The most recent six months were very successful, with the Fund's Class A Shares generating a 20.15% total return at net asset value. This rebound offset some of the losses sustained during the correction. In the end, though, the Fund's Class A shares declined 7.32% at net asset value for the year ended March 31, 1999. In hindsight, our decision to underweight U.S. and Asian holdings prevented a fuller participation in the rebound. The average return for the 229 global funds tracked by Lipper, Inc. was 3.41% for the year ended March 31, 1999. (Lipper is an independent firm that tracks mutual fund performance.) With over half of its investments in the United States, the MSCI World Index outpaced most global funds with a return of 12.64% for the same period.

Pioneer World Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   Why has the U. S. stock market been so strong?

A: Low-priced imports, weak commodity prices and a fragile world economy are keeping inflation and interest rates historically low. These factors, in tandem with a high level of consumer confidence, are credited with making the U.S. economy strong in 1998 - its eighth year of expansion - and, ultimately, driving the stock market to all time highs.

     To take advantage of the trend, we increased the allocation to U.S. stocks, from 23% to 37% of the Fund's equity assets. Also, strong price appreciation pushed many U.S. companies into the list of the Fund's ten largest holdings, including State Street, Bell Atlantic and Home Depot. We added several technology companies during the year, including Oracle, a world-wide supplier of database software and microprocesser giant, Intel.

     While the strength of the U.S. economy in early 1999 is causing many economists to raise their growth forecast for this year, few expect it to keep pace with 1998. Growth in the U.S. is expected to moderate in the second half of the year, just as overseas markets may be improving. After the sharp run up, we plan to hold the U.S. exposure steady, even as we search for better-priced opportunities - primarily in Europe.

Q:   Why is Europe the largest regional allocation?

A: We believe investors have underrated Europe's potential for later this year. Job growth, falling interest rates and consumer confidence should become a driving force for recovery as it has in the United States. Deregulation, restructuring and mergers among Europe's biggest companies continue to boost balance sheets and share prices. A new purchase in France, Groupe Danone (food) is an example of a company selling off peripheral operations and concentrating on its core business. In the meantime, results have been mixed. Germany's economy, in particular, has suffered as a result of the emerging markets crisis. Fund holdings SAP, Gehe and AXA Colonia Konzern all underperformed. Longer term, we believe their prospects remain quite favorable. The rest of Europe is making a comeback - especially in the technology sector, including STMicroelectronics (France).

Pioneer World Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/99                           (continued)
--------------------------------------------------------------------------------

Q:   Do you think Asia's recovery can last?

A: Southeast Asia has been on the mend for several months now. Many observers think the region bottomed out in December. However, we expect full recovery will take some time and plan to limit holdings in emerging markets to limit risk in the Fund. Two important drivers for the region's recovery, economic reform and domestic growth, are still underway.

     Across the Pacific Rim, stock prices have risen quite dramatically. Interest rate cuts and easing credit are fostering domestic demand, although much uncertainty exists. Japan, now more than 9% of equity assets, was the best-performing market during the recent rally. We have welcomed the new growth initiatives, but do not believe these reforms go far enough. We expect other investors will realize the measures are not tough enough, and that stock prices will fall accordingly. In preparation, we've been trimming holdings, such as Shohkoh Fund to lock in profits. The yen strengthened during this period, but the Fund's hedge kept it from fully participating in the rally. We remain committed to our hedge strategy, since we believe the yen will weaken later this year.

Q:   What is your outlook for global investing and the Fund?

A: The strength of the global economy, and ultimately your Fund's performance, hinges on Europe and Japan taking the necessary steps to stimulate their economies. Together with the United States, these three economies operate as engines of growth and can help bring stability to world markets, particularly for the emerging markets of Latin America and Asia.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/99
--------------------------------------------------------------------------------

Shares                                                 Value
            INVESTMENT IN SECURITIES - 95.7%
            PREFERRED STOCKS - 0.8%
  1,500     Henkel KGaA                          $   110,237
    550     SAP AG                                   177,135
107,178     Telecomunicacoes de Sao Paulo SA          13,186
                                                 -----------
            TOTAL PREFERRED STOCKS
            (Cost $334,364)                      $   300,558
                                                 -----------
            COMMON STOCKS - 94.9%
            Basic Materials - 3.0%
            Agricultural Products - 0.3%
200,000     IOI Corporation Bhd.                 $    98,947
                                                 -----------
            Chemicals - 0.9%
  5,600     BASF AG                              $   205,170
  2,800     E.I. du Pont de Nemours & Co.            162,575
                                                 -----------
                                                 $   367,745
                                                 -----------
            Chemicals (Diversified) - 1.3%
  8,700     Hoechst AG                           $   377,511
 45,000     WMC Ltd.                                 143,254
                                                 -----------
                                                 $   520,765
                                                 -----------
            Chemicals (Specialty) - 0.5%
  4,000     Minerals Technologies, Inc.          $   192,000
                                                 -----------
            Total Basic Materials                $ 1,179,457
                                                 -----------
            Capital Goods - 4.7%
            Electrical Equipment - 0.6%
  2,000     General Electric Co.                 $   221,250
                                                 -----------
            Engineering & Construction - 1.6%
  3,900     IHC Caland NV                        $   147,522
  2,000     Suez Lyonnaise Des Eaux                  370,481
  1,200     Technip                                  128,263
                                                 -----------
                                                 $   646,266
                                                 -----------
            Machinery (Diversified) - 1.4%
 63,000     BTR Siebe Plc                        $   281,065
  3,300     Sidel, SA                                258,569
                                                 -----------
                                                 $   539,634
                                                 -----------
            Manufacturing (Diversified) - 0.7%
  2,000     Mannesmann AG                        $   255,705
                                                 -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer World Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/99                                   (continued)
--------------------------------------------------------------------------------

Shares                                                      Value
          Trucks & Parts - 0.4%
  1,800   Valeo SA                                    $   141,038
                                                      -----------
          Total Capital Goods                         $ 1,803,893
                                                      -----------
          Communication Services - 11.6%
          Cellular/Wireless Telecommunications - 3.1%
 37,500   Cable & Wireless Optus Ltd.*                $    87,275
     10   NTT Mobile Communication Network, Inc.*         493,962
 13,000   Sonera Group Plc*                               217,069
 40,000   Telecom Italia Mobile SpA                       154,763
 14,000   Vodafone Group Plc                              261,478
                                                      -----------
                                                      $ 1,214,547
                                                      -----------
          Telecommunications (Long Distance) - 1.2%
  7,850   Bell Canada International, Inc.*            $   101,441
  3,500   Sprint Corp.                                    343,437
                                                      -----------
                                                      $   444,878
                                                      -----------
          Telephone - 7.3%
  8,000   BCE, Inc.                                   $   353,877
  7,500   Bell Atlantic Corp.                             387,656
  2,150   Bell Canada International, Inc.*                 27,950
  5,000   BellSouth Corp.                                 200,313
 16,000   British Telecom Plc                             262,151
  4,000   GTE Corp.                                       242,000
 14,000   Mahanagar Telephone Nigam Ltd. (G.D.R.)         148,750
  4,000   SBC Communications, Inc.                        188,500
    450   Swisscom AG*                                    176,166
 25,000   Telecom Italia SpA                              265,865
 33,000   Telecom Italia SpA Di Risp.                     196,156
  4,408   Telefonica SA                                   187,176
 17,000   Videsh Sanchar Nigam Ltd. (G.D.R.)              173,400
                                                      -----------
                                                      $ 2,809,960
                                                      -----------
          Total Communication Services                $ 4,469,385
                                                      -----------
          Consumer Cyclicals - 9.8%
          Automobiles - 1.6%
4,020     DaimlerChrysler AG*                         $   350,176
5,000     Ford Motor Co.                                  283,750
                                                      -----------
                                                      $   633,926
                                                      -----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                              Value
          Distributors (Durables) - 0.8%
 13,600   Buhrmann NV                                         $   236,641
  3,000   Hagemeyer NV                                             92,404
                                                              -----------
                                                              $   329,045
                                                              -----------
          Hardware & Tools - 0.3%
 10,000   Makita Corp.                                        $   111,543
                                                              -----------
          Household Furnishings & Appliances - 1.4%
  1,200   Ryohin Keikaku Co., Ltd.                            $   190,492
  3,900   Sony Corp.                                              360,593
                                                              -----------
                                                              $   551,085
                                                              -----------
          Publishing - 0.4%
  3,000   McGraw-Hill Co., Inc.                               $   163,500
                                                              -----------
          Retail (Building Supplies) - 1.0%
  6,000   Home Depot, Inc.                                    $   373,500
                                                              -----------
          Retail (Department Stores) - 0.4%
  2,320   Metro AG                                            $   145,351
                                                              -----------
          Retail (General Merchandise) - 0.9%
  3,000   Dayton Hudson Corp.                                 $   199,875
  1,500   Wal-Mart Stores, Inc.                                   138,281
                                                              -----------
                                                              $   338,156
                                                              -----------
          Retail (Specialty) - 0.9%
  4,200   Barnes & Noble, Inc.*                               $   134,925
135,000   Cifra, SA de CV (Series C)                              208,500
                                                              -----------
                                                              $   343,425
                                                              -----------
          Services (Commercial & Consumer) - 2.1%
 21,000   Hays Plc                                            $   218,853
     70   Kuoni Reisen Holding AG (Series B) (Registered)         260,761
  5,000   TNT Post Group N.V.                                     150,765
    700   Vivendi                                                 172,412
                                                              -----------
                                                              $   802,791
                                                              -----------
          Total Comsumer Cyclicals                            $ 3,792,322
                                                              -----------
          Consumer Staples - 11.4%
          Beverages (Non-Alcoholic) - 0.4%
  5,000   Embotelladora Andina SA (A.D.R.)                    $    75,938
  2,000   Kita Kyushu Coca-Cola Bottling Co., Ltd.                 84,607
                                                              -----------
                                                              $   160,545
                                                              -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer World Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/99                                   (continued)
--------------------------------------------------------------------------------

Shares                                                         Value
          Broadcasting (Television/Radio/Cable) - 0.9%
  3,500   CBS Corp.                                      $   143,281
  5,300   United Pan-Europe Communications NV*               207,926
                                                         -----------
                                                         $   351,207
                                                         -----------
          Distributors (Food & Health) - 0.7%
 20,000   Metro-Richelieu, Inc.                          $   253,148
                                                         -----------
          Entertainment - 0.6%
 10,000   Pearson Plc                                    $   227,294
                                                         -----------
          Foods - 3.3%
  5,000   ConAgra, Inc.                                  $   127,813
  1,700   General Mills, Inc.                                128,456
    700   Groupe Danone                                      176,346
  3,000   H.J. Heinz Co.                                     142,125
 32,300   Thai Union Frozen Products Public Co. Ltd.          96,328
 30,000   Unilever Plc                                       280,477
  3,800   Wrigley (Wm.) Jr. Co.                              343,662
                                                         -----------
                                                         $ 1,295,207
                                                         -----------
          Household Products (Non-Durables) - 0.5%
  1,000   Colgate-Palmolive Co.                          $    92,000
  5,000   Kao Corp.                                          110,403
                                                         -----------
                                                         $   202,403
                                                         -----------
          Personal Care - 0.4%
 35,000   Safilo SpA                                     $   166,436
                                                         -----------
          Restaurants - 2.0%
 24,000   Compass Group Plc                              $   280,923
 10,600   McDonald's Corp.                                   480,312
                                                         -----------
                                                         $   761,235
                                                         -----------
          Retail Stores (Drug Stores) - 0.5%
  6,600   Walgreen Co.                                   $   186,450
                                                         -----------
          Retail Stores (Food Chains) - 1.3%
  1,800   Delhaize-Le Lion, SA                           $   166,911
 24,000   Food Lion, Inc. (Class A)                          220,875
 13,000   Food Lion, Inc. (Class B)                          117,000
                                                         -----------
                                                         $   504,786
                                                         -----------
          Services (Employment) - 0.3%
  4,000   Robert Half International, Inc.                $   131,250
                                                         -----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                   Value
          Specialty Printing - 0.5%
 11,000   Toppan Forms Co., Ltd.                   $   186,693
                                                   -----------
          Total Consumer Staples                   $ 4,426,654
                                                   -----------
          Energy - 5.7%
          Oil (International Integrated) - 4.1%
  3,000   Chevron Corp.                            $   265,312
  2,400   Elf Aquitaine SA                             326,300
 22,000   Fortum Oyj                                   106,994
  2,500   Mobil Corp.                                  220,000
 10,900   Shell Transport & Trading Co.                 74,115
  6,000   Texaco, Inc.                                 340,500
  7,500   YPF SA (Class D) (A.D.R.)                    236,719
                                                   -----------
                                                   $ 1,569,940
                                                   -----------
          Oil & Gas (Exploration/Production) - 0.8%
 17,000   Canadian Natural Resources Ltd.*         $   292,909
                                                   -----------
          Oil & Gas (Refining & Marketing) - 0.8%
 30,000   ENI SpA                                  $   191,293
  1,500   OMV AG                                       132,770
                                                   -----------
                                                   $   324,063
                                                   -----------
          Total Energy                             $ 2,186,912
                                                   -----------
          Financial - 22.4%
          Banks (Major Regional) - 9.0%
 45,000   Banca Fideuram SpA                       $   257,759
 27,000   Banco Popolare Di Milano                     251,826
  9,360   Banco de Santander SA                        192,201
  2,500   Comerica, Inc.                               156,094
  3,200   Depfa-Bank                                   283,416
    130   Julius Baer Holding AG                       422,547
  5,000   Mellon Bank Corp.                            351,875
  3,000   National City Corp.                          199,125
 27,600   Overseas-Chinese Banking Corp., Ltd.         187,037
  6,000   State Street Corp.                           493,125
  4,500   Svenska Handelsbanken                        156,977
  5,000   Toronto-Dominion Bank                        228,960
  5,000   The Bank of New York Co., Inc.               179,688
  1,700   Unidanmark A/S                               116,178
                                                   -----------
                                                   $ 3,476,808
                                                   -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer World Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/99                                   (continued)
--------------------------------------------------------------------------------

Shares                                                 Value
          Banks (Money Center) - 0.5%
  9,000   Royal Bank of Scotland Group           $   196,452
                                                 -----------
          Financial (Diversified) - 4.7%
  6,000   Ambac Financial Group, Inc.            $   324,000
 10,000   Amp Ltd.                                   109,518
  3,500   Equitable Companies, Inc.                  245,000
  5,000   ING Groep NV                               275,861
  1,150   Shohkoh Fund & Co., Ltd.                   582,622
  7,000   SLM Holdings Corp.                         292,250
                                                 -----------
                                                 $ 1,829,251
                                                 -----------
          Insurance (Life/Health) - 1.3%
  8,000   Conseco, Inc.                          $   247,000
 37,000   Mediolanum SpA                             245,525
                                                 -----------
                                                 $   492,525
                                                 -----------
          Insurance (Multi-Line) - 4.1%
  2,000   American International Group, Inc.     $   241,250
  1,600   Axa SA                                     212,346
  2,000   Axa Colonia Konzern AG                     198,858
  5,000   Corporacion Mapfre                          98,835
135,000   National Mutual Holdings Ltd.              218,306
 37,000   Royal & Sun Alliance Group Plc             350,056
    450   Zurich Allied AG (New Shares)              288,631
                                                 -----------
                                                 $ 1,608,282
                                                 -----------
          Insurance Brokers - 0.4%
  2,300   Marsh & McLennan Co., Inc.             $   170,631
                                                 -----------
          Investment Banking/Brokerage - 1.3%
  2,050   Charles Schwab Corp.                   $   197,056
 55,000   Daiwa Securities Co., Ltd.                 294,900
                                                 -----------
                                                 $   491,956
                                                 -----------
          Investment Management - 1.1%
 41,000   Amvescap Plc                           $   420,335
                                                 -----------
          Total Financial                        $ 8,686,240
                                                 -----------
          Healthcare - 7.1%
          Healthcare (Diversified) - 1.2%
  3,000   Bristol-Myers Squibb Co.               $   192,938
  1,600   Johnson & Johnson                          149,900

14    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                       Value
          Healthcare (Diversified) - (continued)
  2,100   Warner-Lambert Co., Inc.                     $   138,994
                                                       -----------
                                                       $   481,832
                                                       -----------
          Healthcare (Drugs/Major Pharmaceuticals) - 4.4%
  4,000   Gehe AG                                      $   182,431
  8,000   Glaxo Wellcome Plc                               267,060
  4,000   Merck & Co., Inc.                                320,750
    100   Novartis AG                                      162,620
     21   Roche Holdings AG                                256,731
  6,000   Schering-Plough Corp.                            331,875
 12,000   Smithkline Beecham Plc                           173,204
                                                       -----------
                                                       $ 1,694,671
                                                       -----------
          Healthcare (Medical Products/Supplies) - 1.5%
 32,000   Biora AB*                                    $   224,035
  5,000   Biora AB (A.D.R.)*                                68,750
 45,750   F.H. Faulding & Co., Ltd.                        272,716
                                                       -----------
                                                       $   565,501
                                                       -----------
          Total Healthcare                             $ 2,742,004
                                                       -----------
          Technology - 16.3%
          Communications Equipment - 2.8%
  8,000   ECI Telecommunications Ltd.                  $   280,000
  5,000   Ericsson LM (B Shares)                           121,758
  2,000   Lucent Technologies, Inc.                        215,500
  1,000   Matsushita Communication Industrial Ltd.          67,635
  2,500   Nokia Oyj                                        404,741
                                                       -----------
                                                       $ 1,089,634
                                                       -----------
          Computers (Hardware) - 1.5%
  1,700   IBM Corp.                                    $   301,325
  2,200   Sun Microsystems, Inc.*                          274,862
                                                       -----------
                                                       $   576,187
                                                       -----------
          Computers (Networking) - 1.1%
  2,200   Ascend Communications, Inc.*                 $   184,113
  2,125   Cisco Systems, Inc.*                             232,820
                                                       -----------
                                                       $   416,933
                                                       -----------
          Computers (Software & Services) - 1.4%
  5,000   Check Point Software Technologies Ltd.*      $   215,000
  4,000   Dassault Systemes SA                             148,279

The accompanying notes are an integral part of these financial statements.   15

Pioneer World Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/99                                   (continued)
--------------------------------------------------------------------------------

Shares                                                           Value
          Computers (Software & Services) - (continued)
  6,750   Oracle Corp.*                                    $   178,031
                                                           -----------
                                                           $   541,310
                                                           -----------
          Electronics (Component Distributors) - 2.5%
 21,000   Electrocomponents Plc                            $   154,604
  5,000   Hoya Corp.                                           283,712
 50,000   Toshiba Corp.                                        341,552
118,000   Varitronix International Ltd.                        184,244
                                                           -----------
                                                           $   964,112
                                                           -----------
          Electronics (Instrumentation) - 0.5%
 55,000   Elec & Eltek International Co. Ltd.              $   202,400
                                                           -----------
          Electronics (Semiconductors) - 3.0%
  1,300   Intel Corp.                                      $   154,863
  2,000   Rohm Co., Ltd.                                       238,960
  2,000   STMicroelectronics*                                  198,750
  3,300   Texas Instruments Inc.                               327,525
  5,000   Tokyo Electron Ltd.                                  258,803
                                                           -----------
                                                           $ 1,178,901
                                                           -----------
          Equipment (Semiconductors) - 0.5%
  3,200   Applied Materials, Inc.*                         $   197,400
                                                           -----------
          Photography/Imaging - 0.5%
  3,000   Eastman Kodak Co.                                $   191,625
                                                           -----------
          Services (Computer Systems) - 0.8%
  7,700   SunGard Data Systems, Inc.*                      $   308,000
                                                           -----------
          Services (Data Processing) - 1.7%
  7,300   Automatic Data Processing, Inc.                  $   302,037
  8,200   First Data Corp.                                     350,550
                                                           -----------
                                                           $   652,587
                                                           -----------
          Total Technology                                 $ 6,319,089
                                                           -----------
          Transportation - 0.9%
          Railroads - 0.2%
 75,000   Malaysia International Shipping Bhd.             $    95,526
                                                           -----------
          Truckers - 0.7%
 69,835   Stagecoach Holdings Plc                          $   250,302
                                                           -----------
          Total Transportation                             $   345,828
                                                           -----------

16    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                             Value
             Utilities - 2.0%
             Electric Companies - 1.1%
     7,000   Endesa SA                                       $   176,876
    20,000   Scottish Power Plc                                  175,335
     5,000   Union Electrica Fenosa SA                            75,112
                                                             -----------
                                                             $   427,323
                                                             -----------
             Natural Gas - 0.6%
     6,000   Williams Companies, Inc.                        $   237,000
                                                             -----------
             Power Producers (Independent) - 0.3%
    47,000   AEM SpA                                         $   109,718
                                                             -----------
             Total Utilities                                 $   774,041
                                                             -----------
             TOTAL COMMON STOCKS
             (Cost $30,129,402)                              $36,725,825
                                                             -----------
             WARRANTS - 0.0%
    11,450   Hong Kong and China Gas Co., Ltd., 9/30/99*     $       443
                                                             -----------
             TOTAL WARRANTS
             (Cost $0)                                       $       443
                                                             -----------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $30,463,766) (a)                          $37,026,826
                                                             -----------
Principal
Amount
             TEMPORARY CASH INVESTMENT - 4.3%
             Commercial Paper - 4.3%
$1,664,000    Household Finance Corp., 5.0%, 4/1/99           $ 1,664,000
                                                             -----------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $1,664,000)                               $ 1,664,000
                                                             -----------
             TOTAL INVESTMENT IN SECURITIES AND
             TEMPORARY CASH INVESTMENT - 100%
             (Cost $32,127,766) (b)(c)                       $38,690,826
                                                             ===========

The accompanying notes are an integral part of these financial statements.   17

Pioneer World Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/99                                   (continued)
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of equity holdings, is as follows:

United States                                                            37.4%
United Kingdom                                                           10.5
Japan                                                                     9.7
Germany                                                                   6.2
France                                                                    5.8
Italy                                                                     5.0
Switzerland                                                               4.2
Canada                                                                    3.4
Netherlands                                                               3.0
Australia                                                                 2.2
Spain                                                                     2.0
Finland                                                                   2.0
Sweden                                                                    1.5
Israel                                                                    1.3
Singapore                                                                 1.1
India                                                                     0.9
Argentina                                                                 0.6
Mexico                                                                    0.6
Malaysia                                                                  0.5
Hong Kong                                                                 0.5
Belgium                                                                   0.4
Austria                                                                   0.4
Denmark                                                                   0.3
Thailand                                                                  0.3
Chile                                                                     0.2
                                                                        -----
                                                                        100.0%
                                                                        =====

(b) At March 31, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $32,129,659 was as follows:

 Aggregate gross unrealized gain for all investments in which
 there is an excess of value over tax cost                         $8,061,550
 Aggregate gross unrealized loss for all investments in which
 there is an excess of tax cost over value                         (1,500,383)
                                                                   ----------
 Net unrealized gain                                               $6,561,167
                                                                   ==========

(c) At March 31, 1999, the Fund had a capital loss carryforward of $3,454,378 which will expire in 2007 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 1999 aggregated $28,147,865 and $29,654,510, respectively.

18    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
BALANCE SHEET 3/31/99
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including temporary cash investment
   of $1,664,000) (cost $32,127,766)                                        $38,690,826
 Cash                                                                             1,187
 Foreign currencies, at value                                                   458,374
 Receivables -
  Investment securities sold                                                    531,739
  Fund shares sold                                                               47,569
  Dividends, interest and foreign taxes withheld                                 75,709
  Forward foreign currency settlement contracts, open-net                           331
 Other                                                                            2,538
                                                                            ------------
    Total assets                                                            $39,808,273
                                                                            ------------
LIABILITIES:
 Payables -
  Investment securities purchased                                           $   737,879
  Fund shares repurchased                                                        89,557
  Forward foreign currency portfolio hedge contracts, open-net                  509,661
  Forward foreign currency portfolio hedge contracts, closed-net                 42,773
 Due to affiliates                                                               53,085
 Accrued expenses                                                                65,026
 Reserve for repatriation taxes                                                 128,581
                                                                            ------------
    Total liabilities                                                       $ 1,626,562
                                                                            ------------
NET ASSETS:
 Paid-in capital                                                            $35,446,990
 Accumulated undistributed net investment income                                187,983
 Accumulated net realized loss on investments
   and foreign currency transactions                                         (3,456,271)
 Net unrealized gain on investments                                           6,563,060
 Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (560,051)
                                                                            ------------
    Total net assets                                                        $38,181,711
                                                                            ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $24,304,186/1,310,510 shares)                            $     18.55
                                                                            ============
 Class B (based on $12,012,480/663,205 shares)                              $     18.11
                                                                            ============
 Class C (based on $1,865,045/102,874 shares)                               $     18.13
                                                                            ============
MAXIMUM OFFERING PRICE:
 Class A                                                                    $     19.68
                                                                            ============

The accompanying notes are an integral part of these financial statements.   19

Pioneer World Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 3/31/99

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $42,178)        $    617,862
 Interest                                                          89,900
                                                             ------------
    Total investment income                                                     $    707,762
                                                                                ------------
EXPENSES:
 Management fees                                             $    404,851
 Transfer agent fees
  Class A                                                          92,400
  Class B                                                          50,769
  Class C                                                           6,102
 Distribution fees
  Class A                                                          67,780
  Class B                                                         117,493
  Class C                                                          16,239
 Accounting                                                        29,000
 Custodian fees                                                    52,070
 Registration fees                                                 36,762
 Professional fees                                                 49,642
 Printing                                                          26,370
 Fees and expenses of nonaffiliated trustees                       22,532
 Miscellaneous                                                      7,116
                                                             ------------
    Total expenses                                                              $    979,126
    Less management fees waived by Pioneer
      Investment Management, Inc.                                                   (180,359)
    Less fees paid indirectly                                                         (3,250)
                                                                                ------------
    Net expenses                                                                $    795,517
                                                                                ------------
     Net investment loss                                                        $    (87,755)
                                                                                ------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
  Investments                                                $ (2,301,923)
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies             (55,326)      $ (2,357,249)
                                                             ------------       ------------
 Change in net unrealized gain or loss from:
  Investments                                                $   (889,289)
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies            (528,919)      $ (1,418,208)
                                                             ------------       ------------
  Net loss on investments and foreign currency
    transactions                                                                $ (3,775,457)
                                                                                ------------
  Net decrease in net assets resulting from operations                          $ (3,863,212)
                                                                                ============

20    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 3/31/99 and 3/31/98

                                                                    Year Ended    Year Ended
                                                                     3/31/99       3/31/98
FROM OPERATIONS:
Net investment loss                                                $   (87,755)   $  (101,524)
Net realized loss on investments and foreign currency
 transactions                                                       (2,357,249)      (831,043)
Change in net unrealized gain on investments and foreign
 currency transactions                                              (1,418,208)     7,122,175
                                                                   -----------    ------------
 Net increase (decrease) in net assets resulting from
   operations                                                      $(3,863,212)   $ 6,189,608
                                                                   -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
 Class A ($0.01 and $0.17 per share, respectively)                 $   (18,666)   $  (265,943)
 Class B ($0.01 and $0.17 per share, respectively)                      (8,958)       (93,843)
 Class C ($0.01 and $0.17 per share, respectively)                      (1,254)       (10,299)
                                                                   -----------    ------------
  Total distributions to shareholders                              $   (28,878)   $  (370,085)
                                                                   -----------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $61,811,613    $43,789,534
Reinvestment of distributions                                           26,557        332,203
Cost of shares repurchased                                         (64,228,228)   (28,871,231)
                                                                   -----------    ------------
 Net increase (decrease) in net assets resulting from
   fund share transactions                                         $(2,390,058)   $15,250,506
                                                                   -----------    ------------
 Net increase (decrease) in net assets                             $(6,282,148)   $21,070,029
NET ASSETS:
Beginning of year                                                   44,463,859     23,393,830
                                                                   -----------    ------------
End of year (including accumulated net investment income
 (loss) of $187,983 and $(149,813), respectively)                  $38,181,711    $44,463,859
                                                                   ===========    ============

CLASS A                            '99 Shares      '99 Amount       '98 Shares     '98 Amount
Shares sold                         2,272,092    $  42,059,107       1,857,525    $34,023,409
Reinvestment of distributions             974           17,291          14,054        237,233
Less shares repurchased            (2,564,172)     (47,222,710)     (1,333,146)  (24,222,246)
                                   ----------    -------------      ----------   -----------
 Net increase (decrease)             (291,106)   $  (5,146,312)        538,433   $10,038,396
                                   ==========    =============      ==========   ===========
CLASS B
Shares sold                           356,595    $   6,535,375         495,433   $ 8,901,081
Reinvestment of distributions             472            8,193           5,185        86,542
Less shares repurchased              (256,431)      (4,494,547)       (257,947)   (4,532,692)
                                   ----------    -------------      ----------   -----------
 Net increase                         100,636    $   2,049,021         242,671   $ 4,454,931
                                   ==========    =============      ==========   ===========
CLASS C
Shares sold                           695,909    $  13,217,131          48,281   $   865,044
Reinvestment of distributions              62            1,073             504         8,428
Less shares repurchased              (657,018)     (12,510,971)         (6,798)     (116,293)
                                   ----------    -------------      ----------   -----------
 Net increase                          38,953    $     707,233          41,987   $   757,179
                                   ==========    =============      ==========   ===========

The accompanying notes are an integral part of these financial statements.   21

Pioneer World Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/99
--------------------------------------------------------------------------------

                                                  Year Ended    Year Ended      10/31/96 to
                                                    3/31/99       3/31/98         3/31/97
CLASS A
Net asset value, beginning of period               $ 20.03      $  16.67        $ 15.00
                                                   -------      --------        -------
Increase (decrease) from investment operations:
Net investment income (loss)                       $  0.01      $  (0.01)       $  0.01
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                       (1.48)         3.54           1.69
                                                   -------      --------        -------
  Net increase (decrease) from investment
    operations                                     $ (1.47)     $   3.53        $  1.70
Distributions to shareholders:
Net realized gain                                    (0.01)        (0.17)         (0.03)
                                                   -------      --------        --------
Net increase (decrease) in net asset value         $ (1.48)     $   3.36        $  1.67
                                                   -------      --------        --------
Net asset value, end of period                     $ 18.55      $  20.03        $ 16.67
                                                   =======      ========        ========
Total return*                                        (7.32)%       21.36%         11.32%
Ratio of net expenses to average net assets           1.76%+        1.79%+         1.80%**+
Ratio of net investment income (loss) to average
 net assets                                          0.00%+       (0.07)%+         0.08%**+
Portfolio turnover rate                                 72%           39%            18%**
Net assets, end of period (in thousands)           $24,304      $ 32,088        $17,723
Ratios assuming no waiver of management fees
 and assumption of expenses by PIM and no
 reduction for fees paid indirectly:
Net expenses                                          2.15%         2.59%          3.70%**
Net investment loss                                  (0.39)%       (0.87)%        (1.82)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
Net expenses                                          1.75%         1.75%          1.75%**
Net investment income (loss)                          0.01%        (0.03)%         0.13%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

22    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/99
--------------------------------------------------------------------------------

                                                  Year Ended     Year Ended       10/31/96 to
                                                    3/31/99        3/31/98          3/31/97
CLASS B
Net asset value, beginning of period              $  19.75       $  16.59        $ 15.00
                                                  --------       --------        -------
Increase (decrease) from investment operations:
Net investment loss                               $  (0.11)      $  (0.14)       $ (0.03)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                       (1.52)          3.47          1.62
                                                  --------       --------        -------
  Net increase (decrease) from investment
    operations                                    $  (1.63)      $   3.33        $  1.59
Distributions to shareholders:
Net realized gain                                    (0.01)         (0.17)             -
                                                  --------       --------        -------
Net increase (decrease) in net asset value        $  (1.64)      $   3.16        $  1.59
                                                  --------       --------        -------
Net asset value, end of period                    $  18.11       $  19.75        $ 16.59
                                                  ========       ========        =======
Total return*                                        (8.23)%        20.25%         10.60%
Ratio of net expenses to average net assets           2.42%+         2.68%+         2.85%**+
Ratio of net investment loss to average net
 assets                                              (0.69)%+       (0.97)%+       (0.99)%**+
Portfolio turnover rate                                 72%            39%            18%**
Net assets, end of period (in thousands)          $ 12,012       $ 11,112        $ 5,306
Ratios assuming no waiver of management fees
 and assumption of expenses by PIM and no
 reduction for fees paid indirectly:
Net expenses                                          2.97%          3.48%          4.51%**
Net investment loss                                  (1.24)%        (1.77)%        (2.65)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
Net expenses                                          2.41%          2.64%          2.77%**
Net investment loss                                  (0.68)%        (0.93)%        (0.91)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+ Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer World Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/99
--------------------------------------------------------------------------------

                                                  Year Ended     Year Ended       10/31/96 to
                                                    3/31/99        3/31/98          3/31/97
CLASS C
Net asset value, beginning of period              $  19.77       $  16.62        $ 15.00
                                                  --------       --------        -------
Increase (decrease) from investment operations:
Net investment loss                               $  (0.04)      $  (0.11)       $ (0.07)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                       (1.59)          3.43           1.69
                                                  --------       --------        -------
  Net increase (decrease) from investment
    operations                                    $  (1.63)      $   3.32        $  1.62
Distributions to shareholders:
Net realized gain                                    (0.01)         (0.17)             -
                                                  --------       --------        -------
Net increase (decrease) in net asset value        $  (1.64)      $   3.15        $  1.62
                                                  --------       --------        -------
Net asset value, end of period                    $  18.13       $  19.77        $ 16.62
                                                  ========       ========        =======
Total return*                                        (8.22)%        20.16%         10.80%
Ratio of net expenses to average net assets           2.37%+         2.73%+         3.74%**+
Ratio of net investment loss to average net
 assets                                              (0.65)%+       (1.11)%+       (1.77)%**+
Portfolio turnover rate                                 72%            39%            18%**
Net assets, end of period (in thousands)          $  1,865       $  1,264        $   365
Ratios assuming no waiver of management fees
 and assumption of expenses by PIM and no
 reduction for fees paid indirectly:
Net expenses                                          2.89%          3.53%          4.91%**
Net investment loss                                  (1.17)%        (1.91)%        (2.94)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
Net expenses                                          2.35%          2.67%          3.69%**
Net investment loss                                  (0.63)%        (1.05)%        (1.72)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

24    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer World Equity Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable

Pioneer World Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/99                              (continued)
--------------------------------------------------------------------------------

     diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a

Pioneer World Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the year ended March 31, 1999, the Fund paid no such taxes.

     In determining daily net asset value, the Fund estimates the reserve for such capital gains and repatriation taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes is based on the net unrealized gains on certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of March 31, 1999, the Fund had no reserve for capital gains taxes. The estimated reserve for repatriation taxes is based on the principal value of investments in certain currencies, the holding period of such principal and the related tax rates and other such factors. As of March 31, 1999, the Fund had a reserve of $128,581 related to taxes on the repatriation of foreign currencies.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At March 31, 1999, the Fund reclassified $23,726 and $401,825 from accumulated net realized loss on investments and foreign currency transactions and paid-in capital, respectively, to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/99                              (continued)
--------------------------------------------------------------------------------

E.   Fund Shares

     The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Fund Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $14,607 in underwriting commissions on the sale of fund shares during the year ended March 31, 1999.

F.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G.   Repurchase Agreement

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

Pioneer World Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 1999, $20,140 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $14,435 in transfer agent fees payable to PSC at March 31, 1999.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $18,510 in distribution fees payable to PFD at March 31, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/99                              (continued)
--------------------------------------------------------------------------------

For the year ended March 31, 1999, CDSCs in the amount of $30,073 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements result-ing in a reduction in the Fund's total expenses. For the year ended March 31, 1999, the Fund's expenses were reduced by $3,250 under such arrangements.

6. Forward Foreign Currency Contracts

At March 31, 1999, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at March 31, 1999 were as follows:

--------------------------------------------------------------------------------------------
               Contracts      In Exchange     Settlement                     Net Unrealized
 Currency      to Deliver         For            Date           Value             Loss
-----------   -------------   -------------   ------------   -------------   ---------------
JPY           396,716,000     $2,892,972        7/29/99       $3,402,633        $(509,661)
--------------------------------------------------------------------------------------------

Included in accumulated net realized loss on forward foreign currency contracts and other assets and liabilities denominated in foreign currencies is $42,773, which represents the realized loss on closed but unsettled portfolio hedges totaling $457,028.

At March 31, 1999, the gross forward currency settlement contracts receivable and payable were $331,678 and $331,347, respectively, resulting in a net receivable of $331.

7. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended March 31, 1999, the Fund had no borrowings under this agreement.

Pioneer World Equity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer World Equity Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer World Equity Fund as of March 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer World Equity Fund as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 7, 1999

Pioneer World Equity Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
John W. Kendrick                      Patrick M. Smith, Vice President
Marguerite A. Piret                   John A. Boynton, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                         Income Funds
United States                        Taxable
Pioneer Capital Growth Fund          Pioneer America Income Trust
Pioneer Growth Shares                Pioneer Bond Fund
Pioneer Micro-Cap Fund               Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund                 Pioneer Strategic Income Fund
Pioneer Small Company Fund
                                     Tax-Free
                                     Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund                  Money Market Fund
Pioneer Gold Shares                  Pioneer Cash Reserves Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

Traditional IRA

A Traditional IRA allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 70-1/2.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[logo: Pioneer]
Pioneer Investment Management, Inc.
60 State Street                               0599-6459
Boston, Massachusetts 02109               (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com         [recycle symbol] Printed on Recycled Paper